UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2025

SAFETY SHOT, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110

Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SHOT	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	SHOTW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Consulting Agreement Amendment

As previously reported, on September 23, 2024, the Safety Shot, Inc. (the “Company”) entered into a Safety Shot, Inc. Consulting Agreement (the “Consulting Agreement”) with Core 4 Capital Corp., a New York corporation (the “Consultant”), pursuant to which the Consultant shall provide the Company with services as stated therein, for a period of six (6) month term commencing on October 1, 2024. The Company shall issue 1,250,000 shares of the Company’s restricted stock (the “Shares”). The Shares shall vest in equal quarterly instalments such that 625,000 shares shall vest on December 31, 2024, and 625,000 shares shall vest on March 31, 2025.

On April 10, 2025, the Company entered into a consulting agreement amendment (the “Consulting Agreement Amendment”) with Core 4 Capital Corp. (“Core 4”). Pursuant to which the Company and Core 4 have agreed to extend the term of the Consulting Agreement to end on April 1, 2026. In exchange, the Company has agreed to issue an additional 2,500,000 Shares (the “Additional Shares”). The Additional Shares shall vest in quarterly instalments such that 625,000 Additional Shares shall vest on June 30, 2025, 625,000 Additional Shares shall vest on September 30, 2025, 625,000 Additional Shares shall vest on December 31, 2025, and 625,000 Additional Shares shall vest on March 31, 2026.

The Company’s President, Jordan Schur is a 15% owner of the Consultant but is not an officer or director of such Consultant. Other shareholders of the Consultant are also members of Mr. Schur’s immediate family (but not dependents).

Warrant Purchase Agreement

On April 10, 2025, the Company entered into a Warrant Purchase Agreement with Core 4 for the purchase of 4,000,000 warrants to purchase once share of common stock, par value $0.001 (the “Warrants”) for the aggregate purchase price of $500,000, $0.125 per Warrant.

Each Warrant is exercisable at $0.41. The Warrants expire on April 10, 2030, after a five year term, and are subject to customary adjustment provisions, representations, and warranties.

The Consulting Agreement Amendment, Warrant Purchase Agreement, and Form of Warrant are filed as Exhibit 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the terms of the Amended Bigger Settlement Agreement is qualified in its entirety by reference to such exhibit.

Item 3.02 Unregistered Sales of Equity Securities

The applicable information related to the Warrants issued pursuant to the SPA and the Consulting Agreement presented in Item 1.01 of this Current Report is incorporated by reference in this Item 3.02. The Securities will be issued without prior registration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D thereunder.

Item 9.01 Exhibits

Exhibit No.	Description
10.1	Consulting Agreement Amendment No. 1
10.2	Warrant Purchase Agreement
10.3	Form of Warrant
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2025

SAFETY SHOT, INC.

By:	/s/ Jarrett Boon
Jarrett Boon
Chief Executive Officer